                                           OMB APPROVAL
                                           OMB Number: 3235-0570
                                           Expires: September 30, 2007
                                           Estimated average burden
                                           hours per response. . . . . 19.4

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10569

                    Legacy Funds Group
-----------------------------------------------------
                        (Exact name of registrant as specified in charter)
              3435 Stelzer Rd. Columbus, OH 43219
----------------------------------------------------------------------------
              (Address of principal executive offices)         (Zip code)
 BISYS Fund Services, 3435 Stelzer Rd. Columbus, OH 43219
-------------------------------------------------------------------
            (Name and address of agent for service)
Registrant's telephone number, including area code: (614) 470-8000

Date of fiscal year end: 4/30/05

Date of reporting period: 4/30/05

      Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

      A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

      Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                               LEGACY FUNDS GROUP

                                  ANNUAL REPORT
                                 APRIL 30, 2005

                         THE MULTI-CAP CORE EQUITY FUND
                               THE CORE BOND FUND
                             THE FEDERAL MONEY FUND

                     [FIRST FINANCIAL CAPITAL ADVISORS LOGO]

                               LEGACY FUNDS GROUP

                               TABLE OF CONTENTS

Letter to Investors ............................................................    1
Management's Discussion of Fund Performance ....................................    3
Schedules of Portfolio Investments .............................................    9
Statements of Assets and Liabilities ...........................................   18
Statements of Operations .......................................................   19
Statements of Changes in Net Assets ............................................   20
Financial Highlights ...........................................................   22
Notes to Financial Statements ..................................................   23
Report of Independent Registered Public Accounting Firm ........................   28
Additional Fund Information ....................................................   29
Trustees and Officers ..........................................................   32

                               LEGACY FUNDS GROUP

DEAR INVESTORS

The U.S. economy generated steady growth during the 12-month period between May 1, 2004 and April 30, 2005. The stock market was largely flat during the period, while short-term bond yields increased and long-term bond yields declined.

Economic strength broadened throughout this period. Employment growth improved and combined with low mortgage rates to support solid consumer spending. Business capital spending also increased as the economic cycle matured. The dollar weakened against major foreign currencies, a trend that boosted the manufacturing sector by making U.S.-made products more affordable overseas. The Federal Reserve Board (the "Fed") increased its target federal funds rate gradually throughout the period, from 1.00% as of May 1, 2004 to 2.75% on April 30, 2005. That policy was intended to remove excessive monetary stimulus that could lead to higher inflation.

Stocks slumped between May and August, as investors worried about higher interest rates, rising energy prices, an unclear economic outlook and political uncertainties resulting from the closely contested presidential campaign. The economy showed signs of sustainable growth during late summer, encouraging investors to return to the market. The resolution of the election and a subsequent decline in energy prices led to a strong stock-market rally during the fourth quarter of 2004.

Stocks declined moderately during the first four months of 2005. Investors took profits following the fall surge, reflecting concerns about rising short-term interest rates and slowing economic growth. Short-lived signs of economic weakness and rising inflation during early spring also dampened stocks' returns. Small- and mid-capitalization shares outperformed large-cap stocks during the period as a whole, with most of the performance gap occurring earlier in the period.

Favorable tax treatment for dividends increased investor interest in dividend-paying stocks. Meanwhile, shares of energy and basic materials firms benefited from sizable price increases for their products. Technology stocks lagged due to waning demand, while pharmaceuticals shares suffered from regulatory concerns, weak drug pipelines and problems with certain products. Those trends helped value indices outperform growth indices during this 12-month period.

Yields on short-term bonds increased in line with the Fed's interest-rate increases. Yields on long-term bonds declined, however. Investors bought long-term bonds in anticipation of slowing economic growth and modest inflation, keeping those bonds' prices high and their yields low. Strong demand from overseas also contributed to the decrease in long-term bond yields. The yield on the 10-year Treasury bond fell through December, but picked up slightly during the spring as signs of higher inflation emerged. Corporate bonds outperformed Treasuries during the period. Investors favored the higher yields available on corporate debt, particularly given companies' strong balance sheets and cash flow.

We believe stocks are undervalued at current levels, given the low levels of interest rates and inflation. While earnings growth is slowing, it could remain firm throughout the coming year and support higher stock prices. Furthermore, we believe that the current level of energy prices is sustainable, suggesting that energy firms may be able to continue generating strong earnings growth and stock gains.

                               LEGACY FUNDS GROUP

Stock prices already reflect a number of negative factors, including rising interest rates and slowing economic and corporate profit growth, and stock investors are somewhat pessimistic following several months of weak returns. We think that pessimism bodes well for returns during the coming months, as positive developments are likely to improve investor sentiment and encourage buying. Given that outlook, we will attempt to position our equity fund with exposure to cyclical stocks that could benefit from an ongoing economic recovery. We will maintain the Fund's overweight position in energy stocks, and may look to over-weight technology stocks as valuations and earnings prospects in that sector improve.

We will approach the bond markets cautiously. Bonds currently offer yields that are only slightly higher than the rate of inflation. Short-term bonds' yields are likely to continue increasing with the Fed's interest-rate hikes, while yields on long-term bonds may rise in an environment of sustained economic growth. We will maintain a relatively short average maturity in the Core Bond Fund in order to potentially protect shareholders' capital. Corporate bonds' yield advantage over government bonds has shrunk considerably during recent years, making those securities less attractive. We will continue our strategy of focusing on high-quality debt securities.

We thank you for your confidence in the Legacy Funds Group. If you have any questions or require additional information, please call 1-888-494-8510.

Sincerely,

/s/ Dennis C. Dietz
-------------------
Dennis C. Dietz

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. AN INVESTOR SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING OR SENDING ANY MONEY. THIS AND OTHER IMPORTANT INFORMATION ABOUT THE INVESTMENT COMPANY CAN BE FOUND IN THE FUND'S PROSPECTUS. TO OBTAIN MORE INFORMATION, CALL 1-888-494-8510. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                               LEGACY FUNDS GROUP

THE MULTI-CAP CORE EQUITY FUND

PORTFOLIO MANAGER
DENNIS DIETZ, CFA
CHIEF INVESTMENT OFFICER
FIRST VICE PRESIDENT-FIRST FINANCIAL
CAPITAL ADVISORS

INVESTMENT CONCERNS

SMALL-CAPITALIZATION STOCKS TYPICALLY CARRY ADDITIONAL RISK, SINCE SMALLER COMPANIES GENERALLY HAVE HIGHER RISK OF FAILURE AND, HISTORICALLY, THEIR STOCKS HAVE EXPERIENCED A GREATER DEGREE OF VOLATILITY.

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES.

The Multi-Cap Core Equity Fund's Trust Class Shares gained 3.23% (after expenses) during the 12-month period between May 1, 2004 and April 30, 2005. That compared to a 6.33% return for the Fund's benchmark, the S&P 500 Index.

Stocks declined early in the period, due to investor concerns about rising energy costs and political and economic uncertainty. The market rebounded from August through December, as oil prices declined, the economy showed signs of strength and the presidential election clarified the political outlook. Stocks subsequently fell through April, as investors worried about renewed strength in energy prices, higher short-term interest rates and slightly higher inflation. Strong corporate profit growth throughout the period helped support share prices. Small stocks generally outperformed large shares, while value indices out-gained growth indices.(1)

An underweight position in utilities stocks weighed on returns against the index. We expected long-term bond yields to rise, making the dividends paid by utilities stocks less attractive by comparison. Long-term bonds yields declined throughout much of the period, however, and utilities stocks performed well. Individual stocks in the financial-services sector also weighed on relative gains, as regulatory issues and slowing credit-card usage caused losses among certain financial shares.

We held a relatively large allocation to energy stocks throughout this period, because we felt that energy stocks' valuations did not fully reflect the sector's earnings prospects. Investors generally assumed that earnings in that sector were nearing an unsustainable peak. We expected energy firms to maintain and build upon those strong recent earnings, and therefore held overweight stakes in the energy sector. That allocation gave the Fund's returns a significant boost against the benchmark as energy stocks led the market during this period.(1)

The Fund also benefited from our decision to under-weight information technology stocks. We believed valuations were too high in that sector, particularly because we expected economic growth to moderate going forward. Many technology firms announced disappointing earnings forecasts during this period, and the stocks suffered as a result.(1)

We held a larger allocation than the benchmark in shares of industrial firms. That move also boosted relative returns, as improved capital spending helped earnings and stock performance in that sector. Stock selection in the consumer discretionary sector helped the Fund's performance against the benchmark as well. Furthermore, the Fund's overweight stake in small- and mid-cap stocks helped relative returns.(1)

We have a cautiously optimistic outlook for the equity market. We believe earnings could continue to grow, although at a lower rate, and the Fed is likely to stop raising short-term interest rates this year. Meanwhile, the economy may continue to generate moderate growth. We will attempt to position our portfolio to seize opportunities that arise during this stage of the economic cycle.

(1) Portfolio composition is subject to change.

                               LEGACY FUNDS GROUP

THE MULTI-CAP CORE EQUITY FUND
GROWTH OF A $10,000 INVESTMENT

[LINE GRAPH]

LEGACY MULTI-CAP CORE EQUITY FUND (TRUST)

                  Multi-Cap Core        S&P 500
                      Equity             Index
                  ------------------------------
  4/95               $10,000            $10,000
                     $10,377            $10,639
                     $11,069            $11,485
 12/95               $11,635            $12,170
                     $11,992            $12,831
                     $12,474            $13,410
                     $12,642            $13,821
 12/96               $13,774            $14,978
                     $14,130            $15,369
                     $16,268            $18,058
                     $17,904            $19,416
 12/97               $18,763            $19,975
                     $20,692            $22,762
                     $20,839            $23,513
                     $18,637            $21,174
 12/98               $22,159            $25,684
                     $22,537            $26,963
                     $24,004            $28,864
                     $21,950            $27,062
 12/99               $23,270            $31,089
                     $24,025            $31,802
                     $24,235            $30,956
                     $24,109            $30,657
 12/00               $23,627            $28,258
                     $21,405            $24,908
                     $23,082            $26,365
                     $20,252            $22,496
 12/01               $22,558            $24,899
                     $22,243            $24,968
                     $19,608            $21,623
                     $16,163            $17,887
 12/02               $17,484            $19,396
                     $16,642            $18,785
                     $18,633            $21,678
                     $19,324            $22,251
 12/03               $21,820            $24,961
                     $22,269            $25,385
                     $22,626            $25,820
                     $21,822            $25,336
 12/04               $23,596            $27,675
                     $23,256            $27,080
  4/05               $22,509            $26,566

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2005

                                         1 YEAR   5 YEAR    10 YEAR
                                         ------   ------    -------
THE MULTI-CAP CORE EQUITY FUND
  Class A without load                     2.98%   -1.53%      8.18%
  Class A with load*                      -0.12%   -2.13%      7.85%
  Trust                                    3.23%   -1.30%      8.45%
                                          -----    -----      -----
S&P 500 STOCK INDEX                        6.33%   -2.94%     10.26%
                                          -----    -----      -----

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 888-494-8510.

*REFLECTS THE MAXIMUM SALES CHARGE OF 3.00%.

The chart represents a hypothetical investment of $10,000 in the Trust Shares of The Multi-Cap Core Equity Fund from 4/30/95 to 4/30/05, and represents the reinvestment of dividends and capital gains in the Fund. The quoted performance for the Fund reflects the reimbursement of certain Fund expenses by the Fund's Advisor. Had these expenses not been reimbursed, the Fund's performance would have been lower. The Fund's performance in the chart and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The quoted performance of The Multi-Cap Core Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by First Financial Bank (formerly First National Bank of Southwestern Ohio) that had investment objectives and policies substantially equivalent to those of the Fund for periods dating back to April 30, 1995, and prior to the Fund's commencement of operations on May 13, 2002, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The S&P 500 Stock Index is an unmanaged index that generally reflects the performance of the U.S. stock market as a whole. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                               LEGACY FUNDS GROUP

PORTFOLIO MANAGER
DENNIS DIETZ, CFA
CHIEF INVESTMENT OFFICER
FIRST VICE PRESIDENT-FIRST FINANCIAL
CAPITAL ADVISORS

INVESTMENT CONCERNS

BOND FUNDS WILL TEND TO EXPERIENCE SMALLER FLUCTUATIONS IN VALUE THAN STOCK FUNDS. HOWEVER, INVESTORS IN ANY BOND FUND SHOULD ANTICIPATE FLUCTUATIONS IN PRICE, ESPECIALLY FOR LONGER-TERM ISSUES AND IN ENVIRONMENTS OF RISING INTEREST RATES.

The Core Bond Fund's Trust Class Shares (after expenses) gained 2.66% during the 12 month period ended April 30, 2005. That compared to a 3.20% return for the Fund's benchmark, the Merrill Lynch 1-10 Year Government/Corporate Index.

Yields on short-term bonds increased throughout the period in response to the Fed's policy of gradually raising interest rates in order to fend off higher inflation. Yields on long-term bonds declined slightly, as investors bought securities with long maturities in anticipation of a slowing economy and low inflation. The yield on the 10-year Treasury bond began the period at approximately 4.50%, briefly dipped below 4.00%, and ended the period at approximately 4.25%. Corporate and agency bonds outperformed Treasury securities in that environment.

The Fund held an average maturity that was slightly shorter than the maturity of the benchmark, to protect shareholders' capital in anticipation of rising interest rates. That positioning weighed down relative returns, as shorter-term bonds lagged longer-term securities.(1)

We maintained overweight positions in corporate and agency bonds throughout the period, with roughly 40% of the Fund's assets in each category. That strategy boosted returns against the benchmark, as those sectors fared relatively well. We also held smaller-than-benchmark weightings in bonds issued by automobile makers. Our decision to under-weight bonds issued by firms in that industry dragged on returns early in the period, because auto companies' bonds offered high yields. But spring profit warnings by major automakers led to credit downgrades at those firms, causing their bonds' prices to fall substantially. That dynamic boosted the Fund's relative returns, however, for the 12 month period ended April 30, 2005, the Fund underperformed its benchmark.

We are taking a cautious approach to the bond markets. We believe yields on long-term bonds could increase going forward, particularly if inflation picks up. Higher bond yields would lead to lower prices. Furthermore, we believe the Fed is likely to stop raising short-term interest rates. A halt in those increases may force investors to reevaluate the prospects for higher inflation, creating selling pressure on long-term bonds. Moreover, corporate bonds have become less attractive as their yield premium over Treasury bonds has declined to very low levels. We will carefully monitor developments in the bond market in an attempt to seize opportunities to potentially add yield while protecting shareholders' investments.

(1) Portfolio composition is subject to change.

                               LEGACY FUNDS GROUP

THE CORE BOND FUND

GROWTH OF A $10,000 INVESTMENT

[LINE GRAPH]

LEGACY CORE BOND FUND (TRUST)

                                     ML 1-10 Year
                   Core Bond          Govt/Corp
                   ------------------------------
 4/95               $10,000            $10,000
                    $10,329            $10,375
                    $10,463            $10,545
12/95               $10,807            $10,920
                    $10,673            $10,831
                    $10,717            $10,895
                    $10,882            $11,086
12/96               $11,106            $11,359
                    $11,046            $11,353
                    $11,330            $11,687
                    $11,599            $12,002
12/97               $11,839            $12,261
                    $11,988            $12,457
                    $12,197            $12,692
                    $12,765            $13,251
12/98               $12,750            $13,298
                    $12,676            $13,274
                    $12,616            $13,222
                    $12,720            $13,347
12/99               $12,661            $13,361
                    $12,855            $13,559
                    $13,049            $13,784
                    $13,378            $14,176
12/00               $13,856            $14,713
                    $14,245            $15,205
                    $14,260            $15,297
                    $14,948            $16,021
12/01               $14,828            $16,032
                    $14,723            $15,983
                    $15,123            $16,542
                    $15,803            $17,301
12/02               $15,945            $17,580
                    $16,078            $17,837
                    $16,395            $18,299
                    $16,339            $18,304
12/03               $16,256            $18,321
                    $16,623            $18,760
                    $16,178            $18,298
                    $16,585            $18,776
12/04               $16,630            $18,857
                    $16,498            $18,699
 4/05               $16,657            $18,913

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2005

                                                  1 YEAR   5 YEAR    10 YEAR
                                                  ------   ------    -------
THE CORE BOND FUND
  Class A without load                              2.51%    5.11%      4.98%
  Class A with load*                               -0.01%    4.58%      4.72%
  Trust                                             2.66%    5.37%      5.24%
                                                   -----     ----       ----
MERRILL LYNCH 1-10 YEAR GOV'T./CORP. INDEX          3.20%    6.93%      6.58%
                                                   -----     ----       ----

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 888-494-8510.

*REFLECTS THE MAXIMUM SALES CHARGE OF 2.50%.

The chart represents a hypothetical investment of $10,000 in Trust Shares of The Core Bond Fund from 4/30/95 to 4/30/05, and represents the reinvestment of dividends and capital gains in the Fund. The quoted performance for the Fund reflects the reimbursement of certain Fund expenses by the Fund's Advisor. Had these expenses not been reimbursed, the Fund's performance would have been lower. The Fund's performance in the chart and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The quoted performance of The Core Bond Fund includes performance of certain collective trust fund ("Commingled") accounts advised by First Financial Bank (formerly First National Bank of Southwestern Ohio) that had investment objectives and policies substantially equivalent to those of the Fund for periods dating back to April 30, 1995, and prior to the Fund's commencement of operations on May 13, 2002, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Merrill Lynch 1-10 Year Government/Corporate Index is composed of bonds that have maturities between 1 and 9.99 years. The securities in the index must be investment grade (Baa/BBB or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                               LEGACY FUNDS GROUP

THE FEDERAL MONEY
MARKET FUND

PORTFOLIO MANAGER
GREGORY D. OVIATT, CFA
PRINCIPAL PORTFOLIO MANAGER
MUNDER CAPITAL MANAGEMENT

INVESTMENT CONCERNS

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

The Fed raised its target federal funds rate seven times during the 12 month period ended April 30, 2005, increasing that important short-term interest rate from 1% as of May 1, 2004 to 2.75% at the end of the period. The Fed was consistent in its announcements that it would raise interest rates at a measured pace to guard against higher inflation. That consistency of those announcements and the Fed's actions prevented surprises for money market investors, and contributed to a steady, 12-month-long rise in the yields on money-market securities.

We reduced the Fund's average maturity early in the period, from approximately 50 days to roughly 35 days. We targeted a relatively short average maturity of between 30 and 35 days during the 12 month period, in order to maximize the Fund's ability to reinvest the principal of maturing securities as rates increased. That strategy allowed the Fund to seize additional yield more quickly, providing a boost to shareholders' returns.(1)

We also increased the Fund's weighting in floating-rate securities. Such issues reset their coupons periodically based on the general level of interest rates, so they tend to perform well during rising-rate environments. We selected our floating-rate investments carefully, generally focusing on issues that reset their coupons every 30 days. That strategy allowed the Fund to benefit from interest-rate increases that happened in anticipation of the Fed's regular meetings, which occurred every six to seven weeks. We selectively purchased floating-rate securities that reset every 90 days, a common structure for these bonds, to take advantage of the steepness in the LIBOR (London Interbank Offered
Rate) yield curve.(1)

We will keep a close eye on the U.S. economy and inflation trends to gauge future Federal Reserve activity. We will look to extend the Fund's average maturity to seize additional yield as we approach the end of this tightening cycle.

(1) Portfolio composition is subject to change.

YIELDS AS OF APRIL 30, 2005          7-DAY     7-DAY
                                    CURRENT   EFFECTIVE
                                    -------   ---------
  Class A                              2.05%       2.07%
  Trust                                2.29%       2.32%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. YIELDS WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 888-494-8510.

The quoted performance for the Fund reflects the reimbursement of certain Fund expenses by the Fund's Advisor. Had these expenses not been reimbursed, the Fund's performance would have been lower.

                               LEGACY FUNDS GROUP

SECURITY ALLOCATION

The Legacy Funds invested, as a percentage of net assets, in the following industries as of April 30, 2005.

THE MULTI-CAP CORE EQUITY FUND:

                            PERCENTAGE OF
SECURITY ALLOCATION          NET ASSETS
-------------------         -------------
Consumer Discretionary          14.4%
Consumer Staples                10.8%
Energy                          11.7%
Financial                       15.9%
Health Care                     12.0%
Industrials                     15.8%
Information Technology          13.3%
Investment Companies             1.7%
Materials                        2.3%
Repurchase Agreements            0.2%
Telecom Services                 1.5%
Utilities                        0.1%
                                ----
Total                           99.7%
                                ====

THE FEDERAL MONEY FUND:

                            PERCENTAGE OF
SECURITY ALLOCATION          NET ASSETS
-------------------         -------------
Investment Companies             0.1%
U.S. Government Agencies       103.7%
                               -----
Total                          103.8%
                               =====

THE CORE BOND FUND:

                                PERCENTAGE OF
SECURITY ALLOCATION              NET ASSETS
-------------------             -------------
Banking, Finance & Insurance        21.6%
Computer Services                    0.8%
Energy                               0.7%
Food & Beverages                     1.4%
Industrial Goods & Services          3.6%
Investment Companies                 0.8%
Multimedia                           0.2%
Newspapers                           0.4%
Personal Care                        2.9%
Pharmaceuticals                      2.1%
Rental Auto/Equipment                0.5%
Repurchase Agreements                0.0%
Retail                               2.0%
Telecommunications                   3.4%
U.S. Government Securities          38.7%
U.S. Treasury Obligations           20.0%
                                   -----
Total                               99.1%
                                   =====

Security allocations are subject to change.

                               LEGACY FUNDS GROUP

                         THE MULTI-CAP CORE EQUITY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2005

SHARES OR                      SECURITY
PRINCIPAL AMOUNT              DESCRIPTION                                  VALUE
----------------              -----------                               -----------
COMMON STOCKS (97.8%):
Consumer Discretionary (14.4%):
       51,000         Abercrombie & Fitch Co..........................  $ 2,751,450
       76,000         Barnes & Noble, Inc. (b)........................    2,705,600
       90,000         Black & Decker Corp.............................    7,526,700
      125,000         Carnival Corp...................................    6,110,000
      280,000         Dollar General Corp.............................    5,698,000
            1         GameStop Corp. (b)..............................           23
      170,000         Liz Claiborne, Inc..............................    6,023,100
       30,300         Magna International, Inc. Class A...............    1,852,239
       70,000         Mohawk Industries, Inc. (b).....................    5,446,700
      130,000         Omnicom Group, Inc..............................   10,777,000
      106,500         Ross Stores, Inc................................    2,845,680
       53,100         The Men's Wearhouse, Inc. (b)...................    2,191,437
                                                                        -----------
                                                                         53,927,929
                                                                        -----------
Consumer Staples (10.8%):
      161,000         BJ's Wholesale Club, Inc. (b)...................    4,290,650
      143,000         Colgate-Palmolive Co............................    7,119,970
      160,000         Estee Lauder Co., Inc. Class A..................    6,145,600
      128,400         Kimberly-Clark Corp.............................    8,018,580
      124,900         PepsiCo, Inc....................................    6,949,436
      112,000         Procter & Gamble Co.............................    6,064,800
       85,000         Sara Lee Corp...................................    1,818,150
                                                                        -----------
                                                                         40,407,186
                                                                        -----------
Energy (11.7%):
      191,503         BP p.l.c. - ADR.................................   11,662,533
      258,600         ConocoPhillips..................................   27,114,210
       40,000         Devon Energy Corp...............................    1,806,800
       60,000         Royal Dutch Petroleum Co........................    3,495,000
                                                                        -----------
                                                                         44,078,543
                                                                        -----------
Financial (15.9%):
      194,000         Bank of New York Co., Inc.......................    5,420,360
      100,000         Capital One Financial Corp......................    7,089,000
       68,250         Cincinnati Financial Corp.......................    2,746,380
       56,000         Comerica, Inc...................................    3,206,560
      104,600         Fannie Mae......................................    5,643,170
       34,000         Fifth Third Bancorp.............................    1,479,000
       25,000         Freddie Mac.....................................    1,538,000
      395,000         MBNA Corp.......................................    7,801,250
       60,000         MGIC Investment Corp............................    3,540,000
      175,000         Morgan Stanley..................................    9,208,500
       75,700         National City Corp..............................    2,570,772
       70,000         Nationwide Financial Services, Inc..............    2,480,100
      344,000         Sovereign Bancorp, Inc..........................    7,076,080
                                                                        -----------
                                                                         59,799,172
                                                                        -----------
Health Care (12.0%):
       95,000         Biomet, Inc.....................................    3,675,550
       66,000         Guidant Corp....................................    4,889,280
      249,900         Health Management Associates, Inc., Class A.....    6,180,027
      149,200         Medtronic, Inc..................................    7,862,840
       64,000         Merck & Company, Inc............................    2,169,600
      150,000         Pfizer, Inc.....................................    4,075,500
       70,000         Renal Care Group, Inc. (b)......................    2,670,500

                               LEGACY FUNDS GROUP

                         THE MULTI-CAP CORE EQUITY FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 APRIL 30, 2005

SHARES OR PRINCIPAL                       SECURITY
AMOUNT                                  DESCRIPTION                        VALUE
-------------------   ------------------------------------------------  ------------
COMMON STOCKS, CONTINUED:
       130,000        Schering-Plough Corp............................  $  2,713,100
        40,000        Waters Corp. (b)................................     1,585,200
        72,000        Wellpoint Health Networks, Inc. (b).............     9,198,000
                                                                        ------------
                                                                          45,019,597
                                                                        ------------
Industrials (15.8%):
       174,400        American Power Conversion Corp..................     4,230,944
       230,000        Cendant Corp....................................     4,579,300
       130,300        Cintas Corp.....................................     5,028,277
       240,000        Equifax, Inc....................................     8,075,999
       110,700        General Electric Co.............................     4,007,340
       210,000        Honeywell International, Inc....................     7,509,600
        68,000        Ingersoll Rand Co., Class A.....................     5,227,160
       153,800        Jacobs Engineering Group, Inc. (b)..............     7,491,598
       104,800        NCI Building Systems, Inc. (b)..................     3,397,616
       135,400        Pitney Bowes, Inc...............................     6,055,088
        10,000        Teleflex, Inc...................................       534,700
        85,000        The Interpublic Group of Companies, Inc. (b)....     1,093,100
        65,500        Tyco International, Ltd.........................     2,050,805
                                                                        ------------
                                                                          59,281,527
                                                                        ------------
Information Technology (13.3%):
        74,000        Applied Materials, Inc. (b).....................     1,100,380
        75,800        CDW Corp........................................     4,145,502
       100,000        Certegy, Inc....................................     3,643,000
       213,000        CIBER, Inc. (b).................................     1,657,140
       425,000        Cisco Systems, Inc. (b).........................     7,344,000
        85,000        Cree, Inc. (b)..................................     2,056,150
        50,000        Dell, Inc. (b)..................................     1,741,500
        90,000        First Data Corp.................................     3,422,700
       202,000        Intel Corp......................................     4,751,040
        42,000        KLA-Tencor Corp.................................     1,638,840
        57,000        Lexmark International, Inc. (b).................     3,958,650
       212,000        Microsoft Corp..................................     5,363,600
        72,000        Novellus Systems (b)............................     1,686,960
       240,000        Oracle Corp. (b)................................     2,774,400
        88,700        Tech Data Corp. (b).............................     3,240,211
        56,000        Texas Instruments, Inc..........................     1,397,760
                                                                        ------------
                                                                          49,921,833
                                                                        ------------
Materials (2.3%):
       152,000        Engelhard Corp..................................     4,655,760
        95,000        Ferro Corp......................................     1,721,400
        40,000        Sigma-Aldrich Corp..............................     2,337,200
                                                                        ------------
                                                                           8,714,360
                                                                        ------------
Telecom Services (1.5%):
       155,000        SBC Communications, Inc.........................     3,689,000
        55,000        Verizon Communications, Inc.....................     1,969,000
                                                                        ------------
Utilities (0.1%):                                                          5,658,000
                                                                        ------------
         9,200        American Electric Power Company, Inc............       324,024
                                                                        ------------
Total Common Stocks...................................................   367,132,171
                                                                        ------------

                               LEGACY FUNDS GROUP

                         THE MULTI-CAP CORE EQUITY FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 APRIL 30, 2005

SHARES OR PRINCIPAL                           SECURITY
AMOUNT                                       DESCRIPTION                             VALUE
-------------------     -----------------------------------------------------     ------------
INVESTMENT COMPANIES (1.7%):
   5,475,000            Legacy Federal Money Fund (c)........................     $  5,475,000
     865,000            Munder Institutional Money Market Fund (c)...........          865,000
                                                                                  ------------
Total Investment Companies...................................................        6,340,000
                                                                                  ------------

REPURCHASE AGREEMENT (0.2%):
  $  876,449            Government Agency Repurchase Agreement, 2.73% (Dated
                        4/30/05, Collateralized by various U.S. Government
                        securities)                                                    876,449
                                                                                  ------------
Total Repurchase Agreement...................................................          876,449
                                                                                  ------------
Total Investments (Cost $248,562,389) (a)....................................     $374,348,620
                                                                                  ============

Percentages indicated are based on net assets of $375,543,233.
(a)  Represents cost for financial reporting purposes and differs from market value by unrealized appreciation of securities as follows:
                        Unrealized appreciation..............................     $132,103,492
                        Unrealized depreciation..............................       (6,317,261)
                                                                                  ------------
                        Net unrealized appreciation..........................     $125,786,231
                                                                                  ============

Aggregate cost for federal income tax purposes is substantially the same.

(b)  Represents non-income producing securities.

(c)  Affiliate.

ADR - American Depository Receipt.

                      See notes to financial statements.

                               LEGACY FUNDS GROUP

                               THE CORE BOND FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2005

SHARES OR PRINCIPAL                             SECURITY
AMOUNT                                         DESCRIPTION                           VALUE
-------------------                            -----------                        ------------
CORPORATE BONDS (39.6%):
Banking, Finance & Insurance (21.6%):
  $1,000,000            American International Group, Inc., 4.25%, 5/15/13 .....  $    949,495
   1,500,000            Bank of America Corp., 4.75%,  8/15/13 .................     1,498,509
   2,000,000            Bank of New York Co., Inc., 3.63%, 1/15/09 .............     1,948,766
     818,000            Bank One Corp., 7.63%, 8/1/05 ..........................       826,767
   1,000,000            Bank One Corp., 6.00%, 2/17/09 .........................     1,052,612
   1,000,000            BankAmerica Corp., 7.13%, 3/1/09 .......................     1,093,167
     500,000            Capital One Bank, 4.25%, 12/1/08 .......................       494,033
   1,000,000            Caterpillar Finance, 3.45%, 1/15/09 ....................       968,564
   1,000,000            Caterpillar Financial Services Corp., 3.63%, 11/15/07 ..       988,207
     250,000            Caterpillar Financial Services Corp., 5.95%, 5/1/06 ....       255,227
   1,818,000            CitiGroup, Inc., 5.75%, 5/10/06 ........................     1,853,635
   1,000,000            CitiGroup, Inc., 5.50%, 8/9/06 .........................     1,019,038
   2,000,000            CitiGroup, Inc., 3.88%, 11/3/08 ........................     1,962,282
   1,000,000            CitiGroup, Inc., 3.63%, 2/9/09 .........................       976,000
   1,000,000            CitiGroup, Inc., 4.75%, 12/15/10 .......................     1,000,730
   1,819,000            Credit Suisse USA, Inc., 5.88%, 8/1/06 .................     1,862,108
     909,000            DaimlerChrysler NA Holding, 7.75%, 6/15/05 .............       912,552
   1,000,000            Fifth Third Bank, 2.70%, 1/30/07 .......................       975,790
   2,000,000            Fifth Third Bank, 3.38%, 8/15/08 .......................     1,946,892
     818,000            FleetBoston Financial Corp., 7.25%, 9/15/05 ............       829,446
   2,478,000            Ford Motor Credit Co., 7.60%, 8/1/05 ...................     2,495,360
     909,000            General Electric Capital Corp., 7.50%, 5/15/05 .........       910,199
     500,000            General Electric Capital Corp., 2.88%, 9/15/06 .........       490,372
   1,000,000            General Electric Capital Corp., 4.63%, 9/15/09 .........     1,009,835
   2,000,000            General Electric Capital Corp., 5.88%, 2/15/12 .........     2,134,236
     500,000            General Electric Capital Corp., 4.00%, 12/15/13 ........       471,628
   1,000,000            Goldman Sachs Group, Inc., 4.13%, 1/15/08 ..............       997,699
   2,000,000            Goldman Sachs Group, Inc., 5.70%, 9/1/12 ...............     2,096,790
   1,000,000            Goldman Sachs Group, Inc., 4.75%, 7/15/13 ..............       982,590
   1,000,000            Huntington National Bank, 4.90%, 1/15/14 ...............       986,903
   1,000,000            International Lease Finance Corp., 4.50%, 5/1/08 .......       997,749
   1,000,000            John Deere Capital Corp., 3.75%, 1/13/09 ...............       979,325
   1,000,000            JP Morgan Chase & Co., 5.25%, 5/30/07 ..................     1,021,727
     500,000            Morgan Stanley, 5.30%, 3/1/13 ..........................       510,950
   1,150,000            Morgan Stanley Dean Witter, 6.60%, 4/1/12 ..............     1,259,364
   1,000,000            SLM Corp., 4.00%, 1/15/09 ..............................       987,815
   1,159,000            Spear Leeds & Kellogg LP, 8.25%, 8/15/05 ...............     1,174,946
     909,000            Sunamerica, Inc., 7.34%, 8/30/05 .......................       919,968
     818,000            Wachovia Corp., 6.80%, 6/1/05 ..........................       820,081
   1,160,000            Washington Mutual Financial, 8.25%, 6/15/05 ............     1,166,585
   1,000,000            Wells Fargo Co., 3.50%, 4/4/08 .........................       981,456
                                                                                  ------------
                                                                                    46,809,398
                                                                                  ------------
Computer Services (0.8%):
   1,818,000            Hewlett-Packard Co., 7.15%, 6/15/05 ....................     1,826,057
                                                                                  ------------
Energy (0.7%):
     500,000            Tennessee Valley Authority, 5.38%, 11/13/08 ............       521,554
     909,000            Wisconsin Power & Light Co., 7.60%, 7/1/05 .............       914,972
                                                                                  ------------
                                                                                     1,436,526
                                                                                  ------------
Food & Beverages (1.4%):
     909,000            McDonald's Corp., 5.95%, 1/15/08 .......................       947,151
   1,000,000            Pepsico, Inc., 3.20%, 5/15/07 ..........................       985,636
   1,000,000            Tyson Foods, Inc., 6.75%, 6/1/05 .......................     1,002,029
                                                                                  ------------
                                                                                     2,934,816
                                                                                  ------------

                               LEGACY FUNDS GROUP

                               THE CORE BOND FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 APRIL 30, 2005

SHARES OR PRINCIPAL                            SECURITY
      AMOUNT                                 DESCRIPTION                            VALUE
-------------------     -----------------------------------------------------    ------------
CORPORATE BONDS, CONTINUED:
Industrial Goods & Services (3.6%):
  $  100,000            Alcan, Inc., 5.20%, 1/15/14 .........................    $    101,671
     909,000            Allied-Signal, Inc., 6.13%, 7/1/05 ..................         912,674
   1,160,000            Boeing Co., 8.10%, 11/15/06 .........................       1,221,544
     409,000            Cargill, Inc., 6.25%, 5/1/06 ........................         418,386
     500,000            Cargill, Inc., 6.60%, 7/30/07 .......................         524,872
     910,000            Dover Corp., 6.45%, 11/15/05 ........................         922,204
   1,000,000            Dow Chemical, 5.75%, 11/15/09 .......................       1,063,497
   1,000,000            Ingersoll-Rand Co., 6.25%, 5/15/06 ..................       1,022,323
     500,000            Weyerhaeuser Co., 6.75%, 3/15/12 ....................         533,770
   1,000,000            Worthington Industries, Inc., 7.13%, 5/15/06 ........       1,030,352
                                                                                 ------------
                                                                                    7,751,293
                                                                                 ------------
Multimedia (0.2%):
     500,000            Walt Disney Co., 5.80%, 10/27/08 ....................         519,596
                                                                                 ------------
Newspapers (0.4%):
     909,000            Tribune Co., 6.68%, 6/8/05 ..........................         911,268
                                                                                 ------------
Personal Care (2.9%):
   2,000,000            American Home Products, 6.95%, 3/15/11 ..............       2,226,664
     500,000            Avon Products, Inc., 6.55%, 8/1/07 ..................         526,268
   1,000,000            Clorox Co., 4.20%, 1/15/10 ..........................         992,755
   1,000,000            Procter & Gamble Co., 3.50%, 12/15/08 ...............         979,462
     464,000            Procter & Gamble Co., 6.88%, 9/15/09 ................         513,102
   1,000,000            Procter & Gamble Co., 4.95%, 8/15/14 ................       1,019,844
                                                                                 ------------
                                                                                    6,258,095
                                                                                 ------------
Pharmaceuticals (2.1%):
   1,818,000            Abbott Laboratories, 5.63%, 7/1/06 ..................       1,851,802
     500,000            Abbott Laboratories, 4.35%, 3/15/14 .................         487,408
     909,000            Eli Lilly & Co., 5.50%, 7/15/06 .....................         926,179
     250,000            GlaxoSmithKline Capital, 2.38%, 4/16/07 .............         242,724
   1,000,000            Wyeth, 5.50%, 2/1/14 ................................       1,038,563
                                                                                 ------------
                                                                                    4,546,676
                                                                                 ------------
Rental Auto/Equipment (0.5%):
   1,159,000            Hertz Corp., 8.25%, 6/1/05 ..........................       1,161,138
                                                                                 ------------
Retail (2.0%):
   1,159,000            May Department Stores, 6.88%, 11/1/05 ...............       1,176,455
   2,000,000            Target Corp., 5.40%, 10/1/08 ........................       2,077,294
   1,000,000            Wal-Mart Stores, Inc., 4.13%, 2/15/11 ...............         981,763
                                                                                 ------------
                                                                                    4,235,512
                                                                                 ------------
Telecommunications (3.4%):
     500,000            Alltel Corp., 6.75%, 9/15/05 ........................         505,770
     909,000            Bellsouth Telecommunications, 5.00%, 10/15/06 .......         922,815
   1,000,000            Comcast Corp., 5.30%, 1/15/14 .......................       1,015,022
   1,160,000            Deutsche Telekom International, 8.25%, 6/15/05 ......       1,166,510
     500,000            New York Telephone Co., 6.00%, 4/15/08 ..............         517,041
     500,000            SBC Communications, Inc., 4.13%, 9/15/09 ............         491,730
   1,000,000            SBC Communications, Inc., 5.10%, 9/15/14 ............       1,000,453
   1,159,000            Verizon Global Funding Corp., 6.75%, 12/1/05 ........       1,179,621
     500,000            Viacom, 6.40%, 1/30/06 ..............................         509,361
                                                                                 ------------
                                                                                    7,308,323
                                                                                 ------------
Total Corporate Bonds .......................................................      85,698,698
                                                                                 ------------

U.S. TREASURY OBLIGATIONS (20.0%):
   7,000,000            7.00%, 7/15/06 ......................................       7,287,385
   1,500,000            4.75%, 11/15/08 .....................................       1,547,343
   2,500,000            5.50%, 5/15/09 ......................................       2,657,618
   6,000,000            5.75%, 8/15/10 ......................................       6,519,846

                               LEGACY FUNDS GROUP

                               THE CORE BOND FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 APRIL 30, 2005

SHARES OR PRINCIPAL                             SECURITY
AMOUNT                                         DESCRIPTION                          VALUE
-------------------                            -----------                       ------------
U.S. TREASURY OBLIGATIONS, CONTINUED:
  $5,000,000            5.00%, 2/15/11 ......................................    $  5,269,530
   3,000,000            5.00%, 8/15/11 ......................................       3,167,226
   3,000,000            4.38%, 8/15/12 ......................................       3,068,907
   2,000,000            4.75%, 5/15/14 ......................................       2,084,844
   3,000,000            4.25%, 11/15/14 .....................................       3,009,843
   9,000,000            4.00%, 2/15/15 ......................................       8,854,101
                                                                                 ------------
Total U.S. Treasury Obligations .............................................      43,466,643
                                                                                 ------------

U.S. GOVERNMENT AGENCY SECURITIES (38.7%):
Fannie Mae (15.0%):
   4,000,000            2.25%, 5/15/06 ......................................       3,943,092
   1,000,000            2.75%, 10/27/06 .....................................         984,816
   1,000,000            3.25%, 1/15/08 ......................................         980,680
   6,000,000            2.50%, 6/15/08 ......................................       5,730,648
   3,000,000            4.00%, 9/2/08 .......................................       2,977,560
   4,000,000            5.25%, 1/15/09 ......................................       4,152,500
   1,000,000            3.75%, 4/16/09 ......................................         983,520
   1,000,000            3.55%, 6/17/10 ......................................         964,324
   5,000,000            5.38%, 11/15/11 .....................................       5,271,825
   3,000,000            5.25%, 8/1/12 .......................................       3,108,966
   3,500,000            4.63%, 5/1/13 .......................................       3,464,213
                                                                                 ------------
                                                                                   32,562,144
                                                                                 ------------
Federal Farm Credit Bank (0.9%):
   2,000,000            3.65%, 3/14/07 ......................................       1,984,730
                                                                                 ------------
Federal Home Loan Bank (18.9%):
   6,275,000            6.88%, 8/15/05 ......................................       6,342,462
   2,000,000            6.50%, 11/15/05 .....................................       2,032,750
   1,000,000            2.38%, 2/15/06 ......................................         991,023
   5,275,000            6.38%, 8/15/06 ......................................       5,447,798
   3,000,000            3.75%, 9/29/06 ......................................       2,999,091
   1,000,000            3.75%, 8/15/07 ......................................         995,293
   4,000,000            6.75%, 8/15/07 ......................................       4,243,540
   2,635,000            5.88%, 11/15/07 .....................................       2,755,214
   1,000,000            3.38%, 2/15/08 ......................................         982,710
   1,000,000            5.80%, 9/2/08 .......................................       1,052,034
     600,000            5.87%, 9/2/08 .......................................         634,339
   1,000,000            3.00%, 2/27/09 ......................................         991,811
   1,000,000            5.89%, 3/30/09 ......................................       1,065,279
   2,000,000            3.00%, 4/29/09 ......................................       1,978,524
   3,000,000            4.25%, 11/13/09 .....................................       3,003,120
   1,000,000            3.50%, 7/29/11 ......................................         992,679
   4,320,000            4.88%, 11/15/11 .....................................       4,419,261
                                                                                 ------------
                                                                                   40,926,928
                                                                                 ------------
Freddie Mac  (3.9%):
   1,000,000            6.01%, 12/8/05 ......................................       1,015,145
   1,000,000            7.10%, 4/10/07 ......................................       1,058,856
   1,000,000            3.00%, 1/23/08 ......................................         973,537
   2,000,000            2.25%, 6/20/11 ......................................       1,961,254
   2,318,000            5.50%, 9/15/11 ......................................       2,460,768
   1,000,000            4.50%, 9/19/13 ......................................       1,008,271
                                                                                 ------------
                                                                                    8,477,831
                                                                                 ------------
Total U.S. Government Agency Securities .....................................      83,951,633
                                                                                 ------------

INVESTMENT COMPANIES (0.8%):
   1,580,000            Legacy Federal Money Fund (b) .......................       1,580,000
     100,000            Munder Institutional Money Market Fund (b) ..........         100,000
                                                                                 ------------
Total Investment Companies ..................................................       1,680,000
                                                                                 ------------

                               LEGACY FUNDS GROUP

                               THE CORE BOND FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 APRIL 30, 2005

SHARES OR PRINCIPAL                             SECURITY
AMOUNT                                         DESCRIPTION                          VALUE
-------------------                            -----------                       ------------
REPURCHASE AGREEMENT (0.0%):
  $94,049               Government Agency Repurchase Agreement,
                        2.73% (Dated 4/29/05, Collateralized by
                        various U.S. Government securities)..................    $     94,049
                                                                                 ------------
Total Repurchase Agreement...................................................          94,049
                                                                                 ------------
Total Investments(Cost $213,917,315) (a).....................................    $214,891,023
                                                                                 ============

Percentages indicated are based on net assets of $216,839,512.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of $1,931,845 for differences between book and tax amortization methods for premium and market discounts. Cost for federal income tax purposes differs from market value by unrealized depreciation of securities as follows:
                        Unrealized appreciation..............................    $    748,409
                        Unrealized depreciation..............................      (1,706,546)
                                                                                 ------------
                        Net unrealized depreciation..........................    $   (958,137)
                                                                                 ============
(b) Affiliate.

                       See notes to financial statements.

                               LEGACY FUNDS GROUP

                             THE FEDERAL MONEY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2005

SHARES OR PRINCIPAL                             SECURITY
AMOUNT                                         DESCRIPTION                          VALUE
-------------------                            -----------                       ------------
U.S. GOVERNMENT AGENCY SECURITIES (77.5%):
Federal Farm Credit Bank  (28.2%):
  $  875,000            2.70%, 5/2/05** .....................................    $    874,934
   1,500,000            2.70%, 5/4/05** .....................................       1,499,663
   2,000,000            2.60%, 5/5/05** .....................................       1,999,428
   2,000,000            2.71%, 5/10/05** ....................................       1,998,655
     750,000            2.22%, 5/11/05** ....................................         749,544
   1,000,000            2.73%, 5/13/05** ....................................         999,090
   1,000,000            2.61%, 5/16/05** ....................................         998,921
   1,000,000            2.82%, 6/13/05** ....................................         996,644
   2,250,000            2.96%, 6/23/05* .....................................       2,250,003
   1,000,000            2.91%, 7/5/05** .....................................         994,782
     695,000            2.30%, 7/21/05** ....................................         691,466
   1,000,000            2.83%, 8/5/05** .....................................         992,560
   1,000,000            3.03%, 9/1/05* ......................................       1,000,266
   1,500,000            2.89%, 10/20/05* ....................................       1,499,814
   1,000,000            2.50%, 11/15/05 .....................................         996,946
                                                                                 ------------
                                                                                   18,542,716
                                                                                 ------------
Federal Home Loan Bank (43.2%):
   3,000,000            2.65%, 5/2/05** .....................................       2,999,779
   2,000,000            2.69%, 5/4/05** .....................................       1,999,555
   2,000,000            2.71%, 5/6/05** .....................................       1,999,264
     750,000            2.76%, 5/11/05** ....................................         749,427
   1,000,000            2.75%, 5/13/05** ....................................         999,087
   1,000,000            7.25%, 5/13/05 ......................................       1,001,711
     650,000            2.73%, 5/17/05** ....................................         649,214
   2,000,000            2.85%, 5/18/05** ....................................       1,997,332
   1,000,000            2.81%, 5/20/05** ....................................         998,522
   2,000,000            2.83%, 5/25/05** ....................................       1,996,240
   1,000,000            2.84%, 6/8/05** .....................................         997,013
   1,000,000            2.89%, 6/10/05** ....................................         996,811
   1,000,000            2.93%, 6/29/05** ....................................         995,231
     531,000            2.96%, 6/30/05** ....................................         528,398
   1,000,000            2.95%, 7/6/05** .....................................         994,628
   1,000,000            2.97%, 7/13/05** ....................................         994,018
   1,000,000            3.03%, 7/15/05** ....................................         993,875
     950,000            3.07%, 7/22/05** ....................................         943,552
   1,000,000            2.94%, 7/26/05* .....................................         999,971
   1,000,000            3.05%, 8/12/05** ....................................         991,359
     865,000            3.25%, 8/15/05 ......................................         866,007
     750,000            3.19%, 9/7/05** .....................................         741,561
   1,000,000            2.87%, 9/16/05* .....................................         999,918
   1,000,000            3.20%, 9/23/05** ....................................         987,313
                                                                                 ------------
                                                                                   28,419,786
                                                                                 ------------
Tennessee Valley Authority (6.1%):
   1,500,000            2.68%, 5/5/05** .....................................       1,499,555
   1,000,000            2.68%, 5/12/05** ....................................         999,184
   1,500,000            6.375%, 6/15/05 .....................................       1,506,997
                                                                                 ------------
                                                                                    4,005,736
                                                                                 ------------
Total U.S. Government Agency Securities .....................................      50,968,238
                                                                                 ------------

                               LEGACY FUNDS GROUP

                             THE FEDERAL MONEY FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 APRIL 30, 2005

SHARES OR PRINCIPAL                             SECURITY
AMOUNT                                         DESCRIPTION                          VALUE
-------------------                            -----------                       ------------
MASTER DEMAND NOTES (26.2%):
Federal Home Loan Bank (25.2%):
  $17,200,000           2.64%, 11/12/05* ....................................    $ 17,200,000
                                                                                 ------------
Total Master Demand Notes ...................................................      17,200,000
                                                                                 ------------

INVESTMENT COMPANY (0.1%):
       54,519           Goldman Federal Money Market Fund ...................          54,519
                                                                                 ------------
Total Investment Company ....................................................          54,519
                                                                                 ------------
Total Investments (Cost $68,222,757) ........................................    $ 68,222,757
                                                                                 ============

Percentages indicated are based on net assets of $65,727,647.

* Variable rate securities. The interest rate on these securities are adjusted periodically to reflect the current interest rates. The rate represents the rate that was in effect on April 30, 2005.

** Discount Note securities. The rate reflected on the Schedule of Portfolio
   Investments is the effective rate of the security.

                       See notes to financial statements.

                               LEGACY FUNDS GROUP

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 APRIL 30, 2005

                                           THE MULTI-CAP
                                            CORE EQUITY   THE CORE BOND   THE FEDERAL
                                                FUND           FUND        MONEY FUND
                                           -------------  -------------   -----------
ASSETS:
Investments, at value (cost
   $242,222,389;
   $212,237,315; $68,222,757) ...........  $ 368,008,620  $ 213,211,023   $68,222,757
Investment in affiliates (cost
   $6,340,000; $1,680,000; $0) ..........      6,340,000      1,680,000            --
                                           -------------  -------------   -----------
Total Investments .......................    374,348,620    214,891,023    68,222,757
                                           -------------  -------------   -----------
Interest and dividends receivable .......        307,228      3,156,163       125,321
Receivable for capital shares issued ....      1,522,344         18,208            30
Receivable for investments sold .........         28,797             --            --
Prepaid expenses ........................            872          1,015           854
                                           -------------  -------------   -----------
Total Assets ............................    376,207,861    218,066,409    68,348,962
                                           -------------  -------------   -----------

LIABILITIES:
Distributions payable ...................             --        748,302       140,171
Payable for capital shares redeemed .....        415,430        373,409     2,453,667
Accrued expenses and other payables:
   Investment advisory fees .............        190,496         71,888         5,814
   Administration fees ..................         15,957          9,352         2,946
   Chief compliance officer fees ........          3,275          2,360           616
   Distribution fees (Class A) ..........          2,004            822             4
   Other ................................         37,466         20,764        18,097
                                           -------------  -------------   -----------
Total Liabilities .......................        664,628      1,226,897     2,621,315
                                           -------------  -------------   -----------

COMPOSITION OF NET ASSETS:
Capital .................................    238,471,509    219,870,272    65,727,647
Undistributed (distributions in excess
   of) net investment income ............         16,120     (1,742,167)           --
Accumulated net realized gains (losses)
   on investment transactions ...........     11,269,373     (2,262,301)           --
Unrealized appreciation on investment
   transactions .........................    125,786,231        973,708            --
                                           -------------  -------------   -----------
Net Assets ..............................  $ 375,543,233  $ 216,839,512   $65,727,647
                                           =============  =============   ===========

CLASS A
Net Assets ..............................  $   9,608,686  $   3,985,857   $    18,202
                                           =============  =============   ===========
Shares outstanding ......................        911,816        407,149        18,202
                                           =============  =============   ===========
Net asset value price per share .........  $       10.54  $        9.79   $      1.00
                                           =============  =============   ===========
   Maximum Sales Load ...................           3.00%          2.50%           --
                                           =============  =============   ===========
   Maximum offering price per share
   (100%/(100%-maximum sales charge)
   of net asset value adjusted to the
   nearest cent) ........................  $       10.87  $       10.04   $      1.00
                                           =============  =============   ===========

TRUST CLASS
Net Assets ..............................  $ 365,934,547  $ 212,853,655   $65,709,445
                                           =============  =============   ===========
Shares outstanding ......................     34,729,144     21,756,118    65,712,321
                                           =============  =============   ===========
Net asset value and redemption price
   per share ............................  $       10.54  $        9.78   $      1.00
                                           =============  =============   ===========

                       See notes to financial statements.

                               LEGACY FUNDS GROUP

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED APRIL 30, 2005

                                              THE MULTI-CAP
                                               CORE EQUITY   THE CORE BOND   THE FEDERAL
                                                   FUND           FUND        MONEY FUND
                                              -------------  -------------   -----------
INVESTMENT INCOME:
  Interest .................................  $      38,557  $  10,128,375   $ 1,396,862
  Dividend .................................      5,682,488             --            --
  Income from affiliates ...................        143,224         93,450            --
                                              -------------  -------------   -----------
Total Income ...............................      5,864,269     10,221,825     1,396,862
                                              -------------  -------------   -----------

EXPENSES:
  Investment advisory fees .................      3,593,178      1,589,720       152,677
  Administration fees ......................      1,171,689        681,309       229,016
  Distribution fees (Class A) ..............         23,817         10,099            44
  Chief compliance officer fees ............         52,462         31,318         9,970
  Accounting fees ..........................          6,879         19,214         3,994
  Insurance fees ...........................         27,810         16,417         5,573
  Professional fees ........................         65,948         33,811        12,639
  Registration and filing fees .............          2,199          1,262           777
  Printing fees ............................         21,189          9,451         2,606
  Transfer agent fees ......................         38,571         15,306         6,274
  Trustees' fees ...........................         15,897          9,429         4,028
  Other fees ...............................         12,857          7,830         2,832
                                              -------------  -------------   -----------
Total expenses before fee reimbursement ....      5,032,496      2,425,166       430,430
  Expenses contractually reimbursed by
  Investment Advisor .......................     (1,116,638)      (652,078)      (66,641)
                                              -------------  -------------   -----------
     Net expenses ..........................      3,915,858      1,773,088       363,789
                                              -------------  -------------   -----------
Net investment income ......................      1,948,411      8,448,737     1,033,073
                                              -------------  -------------   -----------

REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS:
Realized gains on investment transactions ..     14,643,338      1,112,831            --
Change in unrealized appreciation
  (depreciation) on investment
  transactions .............................     (3,779,508)    (3,378,499)           --
                                              -------------  -------------   -----------
Net realized/unrealized gains (losses) on
  investment transactions ..................     10,863,830     (2,265,668)           --
                                              -------------  -------------   -----------
Change in net assets resulting from
  operations ...............................  $  12,812,241  $   6,183,069   $ 1,033,073
                                              =============  =============   ===========

                       See notes to financial statements.

                               LEGACY FUNDS GROUP

                       STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEAR ENDED APRIL 30, 2005

                                                     THE MULTI-CAP
                                                      CORE EQUITY                THE CORE BOND               THE FEDERAL
                                                         FUND                        FUND                     MONEY FUND
                                            ----------------------------  --------------------------  --------------------------
                                             Year ended     Year ended     Year ended    Year ended    Year ended    Year ended
                                              April 30,      April 30,      April 30,     April 30,     April 30,     April 30,
                                                2005           2004           2005          2004          2005          2004
                                            -------------  -------------  ------------  ------------  ------------  ------------
OPERATIONS:
Net investment income                       $   1,948,411  $     761,822  $  8,448,737  $  9,185,778  $  1,033,073  $    553,830
Realized gains on investment
   transactions                                14,643,338     12,937,137     1,112,831       925,663            --            --
Change in unrealized
   appreciation (depreciation) on
   investment transactions                     (3,779,508)    58,102,376    (3,378,499)   (9,315,025)           --            --
                                            -------------  -------------  ------------  ------------  ------------  ------------
Change in net assets from
   operations                                  12,812,241     71,801,335     6,183,069       796,416     1,033,073       553,830
                                            -------------  -------------  ------------  ------------  ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A:
   From net investment income                     (26,708)          (331)     (161,619)      (69,337)         (196)         (143)
   From net realized gains on
   investment transactions                        (72,917)            --            --            --            --            --
TRUST CLASS:
   From net investment income                  (2,000,635)      (817,323)   (9,487,730)  (10,352,290)   (1,032,877)     (556,812)
   From net realized gains on
   investment transactions                     (2,903,331)            --            --            --            --            --
                                            -------------  -------------  ------------  ------------  ------------  ------------
CHANGE IN NET ASSETS FROM
   SHAREHOLDER DISTRIBUTIONS                   (5,003,591)      (817,654)   (9,649,349)  (10,421,627)   (1,033,073)     (556,955)
                                            -------------  -------------  ------------  ------------  ------------  ------------

CAPITAL TRANSACTIONS:
CHANGE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                       (21,153,219)    54,670,235   (20,042,627)   41,753,259    (8,294,449)  (15,347,933)
                                            -------------  -------------  ------------  ------------  ------------  ------------
CHANGE IN NET ASSETS                          (13,344,569)   125,653,916   (23,508,907)   32,128,048    (8,294,449)  (15,351,058)
                                            -------------  -------------  ------------  ------------  ------------  ------------
NET ASSETS:
   Beginning of period                        388,887,802    263,233,886   240,348,419   208,220,371    74,022,096    89,373,154
                                            -------------  -------------  ------------  ------------  ------------  ------------
   End of period                            $ 375,543,233  $ 388,887,802  $216,839,512  $240,348,419  $ 65,727,647  $ 74,022,096
                                            =============  =============  ============  ============  ============  ============

UNDISTRIBUTED (DISTRIBUTIONS
IN EXCESS OR) NET INVESTMENT
INCOME:                                     $      16,120  $      95,052  $ (1,742,167) $ (1,152,136) $         --  $         --
                                            -------------  -------------  ------------  ------------  ------------  ------------

                       See notes to financial statements.

                               LEGACY FUNDS GROUP

                        FOR THE YEAR ENDED APRIL 30, 2005

                                THE MULTI- CAP CORE                 THE CORE                       THE FEDERAL
                                   EQUITY FUND                      BOND FUND                      MONEY FUND
                           ----------------------------   ----------------------------   -------------------------------
                            Year ended     Year ended      Year ended     Year ended       Year ended       Year ended
                             April 30,      April 30,       April 30,      April 30,        April 30,        April 30,
                               2005           2004            2005           2004             2005             2004
                           ------------   -------------   ------------   -------------   --------------   --------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
  Proceeds from shares
   issued                  $  1,446,146   $   9,012,277   $    803,485   $   4,740,882   $        1,018   $       51,858
  Dividends reinvested           99,591             330        165,957          48,194              201              161
  Cost of shares
   redeemed                  (1,324,277)       (661,929)      (976,528)     (1,113,299)              --         (106,323)
                           ------------   -------------   ------------   -------------   --------------   --------------
  Change in net assets
   from Class A capital
   transactions            $    221,460   $   8,350,678   $     (7,086)  $   3,675,777   $        1,219   $      (54,304)
                           ============   =============   ============   =============   ==============   ==============
TRUST CLASS
  Proceeds from shares
   issued                  $ 25,965,669   $  37,922,124   $ 19,019,075   $  45,175,306   $  185,223,035   $  153,852,508
  Shares issued from
   common trust fund
   conversion                        --      53,193,006             --      32,330,109               --               --
  Dividends reinvested           11,527           1,362            480           1,277               --              103
  Cost of shares
   redeemed                 (47,351,875)    (44,796,935)   (39,055,096)    (39,429,210)    (193,518,703)    (169,146,240)
                           ------------   -------------   ------------   -------------   --------------   --------------
  Change in net assets
   from Trust Class
   capital transactions    $(21,374,679)  $  46,319,557   $(20,035,541)  $  38,077,482   $   (8,295,668)  $  (15,293,629)
                           ============   =============   ============   =============   ==============   ==============
SHARE TRANSACTIONS:
CLASS A SHARES
  Issued                        135,728         866,168         81,355         470,746            1,018           51,858
  Reinvested                      9,141              36         16,782           4,734              201              159
  Redeemed                     (123,964)        (65,615)       (98,816)       (109,410)              --         (106,323)
                           ------------   -------------   ------------   -------------   --------------   --------------
  Net change in Class
   A shares                      20,905         800,589           (679)        366,070            1,219          (54,306)
                           ============   =============   ============   =============   ==============   ==============
TRUST CLASS
  Issued                      2,458,438       3,946,488      1,923,799       4,433,709      185,223,035      153,852,508
  Shares issued from
   common trust fund
   conversion                        --       6,034,237             --       3,088,264               --               --
  Reinvested                      1,062             145             48             126               --              103
  Redeemed                   (4,446,749)     (4,515,747)    (3,947,914)     (3,884,227)    (193,518,703)    (169,146,239)
                           ------------   -------------   ------------   -------------   --------------   --------------
  Net change in Trust
   Class shares              (1,987,249)      5,465,123     (2,024,067)      3,637,872       (8,295,668)     (15,293,628)
                           ============   =============   ============   =============   ==============   ==============

                             See notes to financial statements.

                               LEGACY FUNDS GROUP

         FINANCIAL HIGHLIGHTS (FOR A SHARE OF CAPITAL STOCK OUTSTANDING
                             THROUGHOUT THE PERIOD)

                                        CHANGE IN NET ASSETS RESULTING
                                              FROM OPERATIONS:                              LESS DIVIDENDS FROM:
                                    -------------------------------------                 ------------------------
                                                             NET REALIZED    CHANGE IN
                                                                AND          NET ASSET                     NET
                                    NET ASSET                 UNREALIZED       VALUE                    REALIZED         TOTAL
                                      VALUE,      NET           GAINS        RESULTING       NET          GAINS        DIVIDENDS
                                    BEGINNING  INVESTMENT    (LOSSES) ON       FROM       INVESTMENT   (LOSSES) ON        AND
                                    OF PERIOD    INCOME      INVESTMENTS     OPERATIONS     INCOME     INVESTMENTS   DISTRIBUTIONS
                                    ---------  ----------    ------------    ----------   ----------   -----------   -------------
CLASS A
THE MULTI-CAP CORE EQUITY FUND
   Year Ended April 30, 2005        $   10.34  $     0.03    $       0.28    $     0.31   $    (0.03)  $     (0.08)  $       (0.11)
   Year Ended April 30, 2004             8.40          --(b)         1.94          1.94           --            --              --
   Period Ended April 30, 2003 (a)      10.00        0.01           (1.60)        (1.59)       (0.01)           --           (0.01)
                                    ---------  ----------    ------------    ----------   ----------   -----------   -------------
THE CORE BOND FUND
   Year Ended April 30, 2005             9.94        0.34           (0.09)         0.25        (0.40)           --           (0.40)
   Year Ended April 30, 2004            10.32        0.44           (0.41)         0.03        (0.41)           --           (0.41)
   Period Ended April 30, 2003 (a)      10.00        0.42            0.34          0.76        (0.44)           --           (0.44)
                                    ---------  ----------    ------------    ----------   ----------   -----------   -------------
THE FEDERAL MONEY FUND
   Year Ended April 30, 2005        $   1.000       0.011              --         0.011       (0.011)           --          (0.011)
   Year Ended April 30, 2004            1.000       0.004              --(b)      0.004       (0.004)           --          (0.004)
   Period Ended April 30, 2003 (a)      1.000       0.008              --(b)      0.008       (0.008)           --          (0.008)
                                    ---------  ----------    ------------    ----------   ----------   -----------   -------------
TRUST CLASS
THE MULTI-CAP CORE EQUITY FUND
   Year Ended April 30, 2005        $   10.34  $     0.05    $       0.28    $     0.33   $    (0.05)  $     (0.08)  $       (0.13)
   Year Ended April 30, 2004             8.40        0.02            1.94          1.96        (0.02)           --           (0.02)
   Period Ended April 30, 2003 (a)      10.00        0.03           (1.60)        (1.57)       (0.03)           --           (0.03)
                                    ---------  ----------    ------------    ----------   ----------   -----------   -------------
THE CORE BOND FUND
   Year Ended April 30, 2005             9.94        0.36           (0.10)         0.26        (0.42)           --           (0.42)
   Year Ended April 30, 2004            10.32        0.40           (0.34)         0.06        (0.44)           --           (0.44)
   Period Ended April 30, 2003 (a)      10.00        0.44            0.34          0.78        (0.46)           --           (0.46)
                                    ---------  ----------    ------------    ----------   ----------   -----------   -------------
THE FEDERAL MONEY FUND
   Year Ended April 30, 2005            1.000       0.014              --         0.014       (0.014)           --          (0.014)
   Year Ended April 30, 2004            1.000       0.006              --(b)      0.006       (0.006)           --          (0.006)
   Period Ended April 30, 2003 (a)      1.000       0.011              --(b)      0.011       (0.011)           --          (0.011)
                                    ---------  ----------    ------------    ----------   ----------   -----------   -------------

                                                                            RATIOS/SUPPLEMENTAL DATA:
                                                              -----------------------------------------------------
                                                                        RATIO OF   RATIO OF   RATIO OF
                                       NET                     NET      EXPENSES     NET      EXPENSES
                                      ASSET                   ASSETS,     TO      INVESTMENT    TO
                                      VALUE,                  END OF     AVERAGE  INCOME TO   AVERAGE
                                      END OF    TOTAL         PERIOD      NET      AVERAGE      NET     PORTFOLIO
                                      PERIOD   RETURN(c)      (000'S)    ASSETS   NET ASSETS  ASSETS*   TURNOVER(f)
                                      -------  ---------      --------  --------  ----------  --------  -----------
CLASS A
THE MULTI-CAP CORE EQUITY FUND
   Year Ended April 30, 2005          $ 10.54     2.98%       $  9,609  1.25%       0.25%     1.53%        20.23%
   Year Ended April 30, 2004            10.34    23.14%       $  9,214  1.24%      (0.08%)    1.51%        29.84%
   Period Ended April 30, 2003 (a)       8.40   (15.87)%(d)   $    759  1.24%(e)    0.28%(e)  1.54%(e)     13.46%
                                      -------   ------        --------  ----       -----      ----         -----
THE CORE BOND FUND
   Year Ended April 30, 2005             9.79     2.51%       $  3,986  1.03%       3.47%     1.31%        20.40%
   Year Ended April 30, 2004             9.94     0.30%       $  4,055  1.02%       3.52%     1.35%        43.06%
   Period Ended April 30, 2003 (a)      10.32     7.69%(d)    $    431  1.02%(e)    4.12%(e)  1.32%(e)     14.76%
                                      -------   ------        --------  ----       -----      ----         -----
THE FEDERAL MONEY FUND
   Year Ended April 30, 2005            1.000     1.11%       $     18  0.73%       1.12%     0.82%          N/A
   Year Ended April 30, 2004            1.000     0.37%       $     17  0.72%       0.40%     0.82%          N/A
   Period Ended April 30, 2003 (a)      1.000     0.81%(d)    $     71  0.72%(e)    0.72%(e)  0.83%(e)       N/A
                                      -------   ------        --------  ----       -----      ----         -----
TRUST CLASS
THE MULTI-CAP CORE EQUITY FUND
   Year Ended April 30, 2005          $ 10.54     3.23%       $365,935  1.00%       0.51%     1.28%        20.23%
   Year Ended April 30, 2004            10.34    23.38%       $379,674  0.99%       0.21%     1.26%        29.84%
   Period Ended April 30, 2003 (a)       8.40   (15.70)%(d)   $262,475  0.99%(e)    0.41%(e)  1.28%(e)     13.46%
                                      -------   ------        --------  ----       -----      ----         -----
THE CORE BOND FUND
   Year Ended April 30, 2005             9.78     2.66%       $212,854  0.78%       3.73%     1.06%        20.40%
   Year Ended April 30, 2004             9.94     0.55%       $236,293  0.77%       3.79%     1.05%        43.06%
   Period Ended April 30, 2003 (a)      10.32     7.95%(d)    $207,789  0.77%(e)    4.43%(e)  1.06%(e)     14.76%
                                      -------   ------        --------  ----       -----      ----         -----
THE FEDERAL MONEY FUND
   Year Ended April 30, 2005            1.000     1.36%       $ 65,709  0.48%       1.35%     0.56%          N/A
   Year Ended April 30, 2004            1.000     0.62%       $ 74,005  0.47%       0.62%     0.57%          N/A
   Period Ended April 30, 2003 (a)      1.000     1.06%(d)    $ 89,302  0.47%(e)    1.10%(e)  0.57%(e)       N/A
                                      -------   ------        --------  ----       -----      ----         -----

* During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a) For the period May 13, 2002 (commencement of operations) through April 30, 2003.

(b) Less than $0.005 per share.

(c) Total Return excludes sales charge on Class A.

(d) Not annualized.

(e) Annualized.

(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                       See notes to financial statements.

                               LEGACY FUNDS GROUP

                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2005

1.    ORGANIZATION:

      The Legacy Funds Group (the "Trust") was organized as a Massachusetts business trust on January 31, 2002, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust presently offers shares of The Multi-Cap Core Equity Fund, The Core Bond Fund and The Federal Money Fund (individually referred to as a "Fund" and collectively as the "Funds").

      The Trust has an unlimited number of shares of beneficial interest, with $0.001 par value per share, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes of shares. The Trust offers two classes of shares: Class A and Trust Class. Shareholders are entitled to one vote for each full share held and vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series.

      Each Class A and Trust Class share of a Fund represents identical interests in the Fund's investment portfolio and have the same rights, except that (i) Class A shares bear the expense of a distribution fee, which will cause Class A shares to have a higher expense ratio and to pay lower dividends than those related to Trust Class shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

      The Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims of losses pursuant to these contracts and expect the risk of loss to be remote.

2.    SIGNIFICANT ACCOUNTING POLICIES:

      The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

      SECURITIES VALUATION:

      Investments of The Federal Money Fund are valued in accordance with Rule 2a-7 of the 1940 Act at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

      The Multi-Cap Core Equity Fund's and The Core Bond Fund's investments (other than short-term debt obligations) are generally valued on the basis of market quotations or official closing prices or by an independent pricing service approved by the Board of Trustees. Certain securities, such as U.S. Government securities, are valued at their market values determined on the latest bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occuring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Fund calculates its
      NAV), the Fund may value those investments at fair value as determined in accordance with procedures approved by the Board of Trustees. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Debt instruments with maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that this does not result in a fair value. Such valuations received from a pricing service may be established through the use of electronic and matrix techniques. Investments in open-end investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

                               LEGACY FUNDS GROUP

                                 APRIL 30, 2005

      SECURITY TRANSACTIONS AND RELATED INCOME:

      Security transactions are accounted for on a trade date basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS AND DELAYED DELIVERY BASIS:

      Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. The Fund records the transaction and reflects the value of the security in determining net asset value at the time the Fund makes the commitment to purchase a security on a when-issued basis. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund's segregates cash and marketable securities equal in value to commitments for when-issued securities. Securities purchased on a when-issued basis or delayed delivery basis do not earn income until the settlement date. The Funds held no when-issued securities as of April 30, 2005.

      REPURCHASE AGREEMENTS:

      Each Fund may acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers, which the respective investment adviser deems creditworthy, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund's custodian, another qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. All repurchase agreements are fully collateralized by U.S. Treasury and U.S. Government securities.

      VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES:

      The Funds may, from time to time, purchase variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution.

      OTHER:

      Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are pro-rated to each Fund on the basis of relative net assets or another appropriate method. Each class of shares bears its pro rata portion of expenses, income and realized and unrealized gains or losses attributable to its series. Each class separately bears expenses related specifically to that class, such as distribution fees.

      DIVIDENDS TO SHAREHOLDERS:

      Dividends from net investment income are declared daily and paid monthly for The Core Bond Fund and The Federal Money Fund. Dividends from net investment income are declared and paid quarterly for The Multi-Cap Core Equity Fund. Net realized capital gains, if any, are declared and distributed at least annually.

                               LEGACY FUNDS GROUP

                                 APRIL 30, 2005

      The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/ tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

      Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to different treatments of amortization and accretion of premium and market discount.

      The character of dividends paid to shareholders during the fiscal year ended April 30, 2005 were as follows:

                                      DIVIDENDS PAID FROM
                                                    NET
                                                 LONG TERM        TOTAL                      TAX         TOTAL
                                    ORDINARY      CAPITAL        TAXABLE      TAX EXEMPT    RETURN     DIVIDENDS
                                     INCOME        GAINS        DIVIDENDS      DIVIDENDS  OF CAPITAL     PAID
                                  ------------  ------------  -------------   ----------  ----------  -----------
The Multi-Cap Core Equity Fund    $  2,027,343  $  2,976,248  $   5,003,591   $       --  $       --  $ 5,003,591
The Core Bond Fund                   9,649,349            --      9,649,349           --          --    9,649,349
The Federal Money Fund               1,033,073            --      1,033,073           --          --    1,033,073

      The character of dividends paid to shareholders during the fiscal year ended April 30, 2004 were as follows:

                                      DIVIDENDS PAID FROM
                                                    NET
                                                 LONG TERM        TOTAL                      TAX         TOTAL
                                    ORDINARY      CAPITAL        TAXABLE      TAX EXEMPT    RETURN     DIVIDENDS
                                     INCOME        GAINS        DIVIDENDS      DIVIDENDS  OF CAPITAL     PAID
                                  ------------  ------------  -------------   ----------  ----------  -----------
The Multi-Cap Core Equity Fund    $    817,654  $         --  $     817,654   $       --  $       --  $   817,654
The Core Bond Fund                  10,421,627            --     10,421,627           --          --   10,421,627
The Federal Money Fund                 556,955            --        556,955           --          --      556,955

      As of April 30, 2005 the components of accumulated earnings on a tax basis were as follows: (The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the difference between book and tax amortization methods for premium and market discount.)

                                                                                           ACCUMULATED
                      UNDISTRIBUTED                 UNDISTRIBUTED                            CAPITAL                      TOTAL
                          TAX        UNDISTRIBUTED    LONG-TERM                                AND       UNREALIZED     ACCUMULATED
                         EXEMPT        ORDINARY        CAPITAL     ACCUMULATED  DIVIDENDS     OTHER     APPRECIATION/   EARNINGS/
                         INCOME         INCOME          GAINS        EARNINGS    PAYABLE      LOSSES    (DEPRECIATION)  (DEFICIT)
                      -------------  -------------  -------------  -----------  ---------  -----------  -------------- ------------
The Multi - Cap Core
Equity  Fund          $          --  $     310,773  $  10,974,720  $11,285,493  $      --  $        --  $  125,786,231 $137,071,724
The Core Bond Fund               --        937,981             --      937,981   (748,302)  (2,262,301)       (958,137)  (3,030,759)
The Federal Money
Fund                             --        140,171             --      140,171   (140,171)          --              --           --

      As of April 30, 2004 the components of accumulated earnings on a tax basis were as follows: (The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.)

                               LEGACY FUNDS GROUP

                                 APRIL 30, 2005

                                                                                           ACCUMULATED
                      UNDISTRIBUTED                 UNDISTRIBUTED                            CAPITAL                       TOTAL
                          TAX        UNDISTRIBUTED    LONG-TERM                                AND       UNREALIZED     ACCUMULATED
                         EXEMPT        ORDINARY        CAPITAL     ACCUMULATED  DIVIDENDS     OTHER     APPRECIATION/    EARNINGS/
                         INCOME         INCOME          GAINS        EARNINGS    PAYABLE      LOSSES    (DEPRECIATION)   (DEFICIT)
                      -------------  -------------  -------------  -----------  ---------  -----------  -------------- ------------
The Multi-Cap Core
 Equity Fund          $          --  $      95,052  $          --  $    95,052  $      --  $  (397,717) $  129,565,739 $129,263,074

The Core Bond Fund               --        931,552             --      931,552   (857,220)  (2,764,551)      3,125,739      435,520
The Federal Money
 Fund                            --         38,326             --       38,326    (38,326)          --              --           --

      FEDERAL INCOME TAXES:

      It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

3.    RELATED PARTY TRANSACTIONS:

      First Financial Capital Advisors LLC (the "Advisor"), a separate, wholly-owned subsidiary of First Financial Bank, serves as investment advisor to the Funds. Under the terms of the Investment Advisory Agreement, the Advisor is entitled to receive fees based on a percentage of the average net assets of each of the Funds based upon the following schedule (which does not reflect the imposition of contractual advisor fee reimbursements):

                                                             ANNUAL ADVISORY FEE
                                                             (AS A PERCENTAGE OF
FUND                                                             NET ASSETS)
------------------------------                               -------------------
The Multi-Cap Core Equity Fund                                     0.92%
The Core Bond Fund                                                 0.70%
The Federal Money Fund                                             0.20%

      The Advisor has contractually agreed to waive and/or reimburse expenses to limit the annual fund operating expenses to the following amounts:

FUND                                          TRUST CLASS           CLASS A
------------------------------                -----------           -------
The Multi-Cap Core Equity Fund                   1.00%               1.25%
The Core Bond Fund                               0.78%               1.03%
The Federal Money Fund                           0.48%               0.73%

      BISYS Fund Services Limited Partnership ("BISYS"), and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc. BISYS Ohio, with whom one Trustee and certain officers of the Trust are affiliated, serves as the Funds' transfer agent and fund accountant. Such Trustee and officers are paid no fees directly by the Trust for serving as Trustee or as officers of the Trust. BISYS serves as the Funds' administrator and distributor. For administration, transfer agency and fund accounting services BISYS Ohio is entitled to an annual fee of 0.30% of the average daily net assets of each of the Funds pursuant to an Omnibus Fee Agreement among the Trust, BISYS and BISYS Ohio.

      The Funds have adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-l under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BISYS, as the Funds' distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund's Class A shares, and may be used by BISYS to pay banks, broker/dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of Class A shares of The Multi-Cap Core Equity Fund and The Core Bond Fund.

      For the year ended April 30, 2005, BISYS received approximately $811 from commissions earned on sales of Class A shares of the Funds, of which $755 was reallowed to dealers of the Funds' shares.

                               LEGACY FUNDS GROUP

                                 APRIL 30, 2005

      From time to time, fees may be reduced or reimbursed in order to assist each of the Funds in maintaining more competitive expense ratios.

4.    PURCHASES AND SALES OF SECURITIES:

      Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2005 are as follows:

                                               PURCHASES              SALES
                                              -----------          -----------
The Multi-Cap Core Equity Fund                $76,053,759          $89,647,190
The Core Bond Fund                             44,493,003           61,919,551

5.   FEDERAL INCOME TAX INFORMATION:

     Capital Loss Carryforwards:

      At April 30, 2005 the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations:

                                                AMOUNT              EXPIRES
                                              -----------           -------
The Core Bond Fund                            $ 1,675,914             2011
The Core Bond Fund                                457,748             2012

      The Multi-Cap Core Equity Fund and The Core Bond Fund utilized $397,717 and $538,530, respectively, of the net capital loss carryforwards during the fiscal year ended April 30, 2005.

      POST OCTOBER LOSS DEFERRAL:

      Capital losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer such capital losses as follows.

                                              POST-OCTOBER CAPITAL LOSSES
                                              ---------------------------
The Core Bond Fund                                      $ 128,639

6.   FEDERAL INCOME TAX INFORMATION (UNAUDITED):

      For the fiscal year ended April 30, 2005 certain dividends paid by The Multi-Cap Core Equity Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2005 Form 1099-DIV

      The Legacy Multi-Cap Core Equity Fund hereby designates $2,976,248 as long-term capital gain dividends for the purpose of the dividend paid deductions on its federal tax return.

      DIVIDENDS RECEIVED DEDUCTION:

      The Multi-Cap Core Equity Fund          100%

      OTHER INFORMATION (UNAUDITED):

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-888-494-8510; and
      (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

      Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-888-494-8510; and
      (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

      Schedules of Portfolio Investments for periods ending July 31 and January 31 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov.

                               LEGACY FUNDS GROUP
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF LEGACY FUNDS GROUP:

      We have audited the accompanying statements of assets and liabilities, of the Legacy Funds Group (comprised of The Multi-Cap Core Equity Fund, The Core Bond Fund, and The Federal Money Fund) (collectively "the Funds") including the schedules of portfolio investments, as of April 30, 2005, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Legacy Funds Group as of April 30, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for the years three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                        (ERNST & YOUNG LLP LOGO)

     Columbus, Ohio
     June 20, 2005

                               LEGACY FUNDS GROUP

                           ADDITIONAL FUND INFORMATION
                                 APRIL 30, 2005
                                   (UNAUDITED)

REVIEW AND APPROVAL OF THE FUNDS' ADVISORY AGREEMENTS

      At a meeting of the Trust's Board of Trustees held on February 16, 2005, the Board, including those members who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"), considered the re-approval of the Investment Advisory Agreement between the Trust and the Advisor, with respect to each Fund, and the Sub-Investment Advisory Agreement between the Advisor and Munder Capital Management ("Munder"), with respect to The Federal Money Fund. The Board requested and received information from the Advisor and Munder reasonably necessary to evaluate the terms of the Advisory Agreements. The Independent Trustees were assisted in their evaluation by independent legal counsel and met with counsel in executive session separate from representatives of the Advisor and Munder. The Board considered each of the factors set for below.

      ANALYSIS OF THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED TO THE FUNDS

      The Trustees reviewed information provided by management describing the services provided to the Funds by the Advisor, Munder and BISYS, and discussed the nature, extent and quality of the services provided to the Funds pursuant to the respective Advisory Agreements. The Trustees' evaluation of the services provided by the Advisor and Munder took into account the Board's knowledge and familiarity gained as Trustees of the Trust since the Funds were formed through the conversion of common trust funds advised by affiliates of the Advisor. Representatives of the Advisor noted the continued relationship of the Trust Class shareholders with First Financial Bank's trust department and the role the Funds play as an investment allocation program for such shareholders. Representatives of the Advisor described, and the Trustees acknowledged, the benefits of the Advisor's community-based orientation and personalized approaches to investment management. The Trustees reviewed information provided by the Advisor about the investment strategies employed by the portfolio managers for The Multi-Cap Core Equity Fund and The Core Bond Fund and the qualifications and experience of those managers. The Trustees noted the continuity of the portfolio management team for these Funds, in particular, that the Funds' primary portfolio manager had managed the Funds' predecessor common trust funds for over twenty years. Representatives of the Advisor also described the methodology for compensating the portfolio managers for The Multi-Cap Core Equity Fund and The Core Bond Fund and noted their belief that it provided meaningful incentives to earn higher returns for the Funds. The Trustees also reviewed the regulatory compliance services provided to the Trust by the Advisor and the Advisor's oversight responsibilities with respect to Munder as sub-investment adviser to The Federal Money Fund. The Board also discussed the Advisor's marketing efforts for the Funds. Munder also provided information about its investment strategies for managing the day-to-day investment of The Federal Money Fund's portfolio and its compliance program which was reviewed by the Trustees.

      COMPARATIVE ANALYSIS OF EACH FUND'S PERFORMANCE AND ADVISORY FEE AND EXPENSE RATIO

      The Trustees reviewed each Fund's performance, advisory fee and expense ratio. The Board compared the performance of each of The Multi-Cap Core Equity Fund and The Core Bond Fund over various time periods to a group of comparison funds and Lipper averages. The funds in the comparison groups were bank-sponsored unaffiliated funds selected by BISYS based on investment objectives and policies similar to those of the respective Fund. The Trustees noted the relative underperformance during short-term periods (three years and less) of The Multi-Cap Core Equity Fund and The Core Bond Fund in contrast to each Fund's good long-term performance, particularly The Multi-Cap Core Equity Fund's five-year performance record, versus the averages for the funds in the comparison group and relevant benchmark indexes. The Trustees discussed with the Advisor the reasons for the short-term underperformance and the efforts employed by the Advisor to improve performance. The Board also reviewed information pertaining to The Core Bond Fund's average portfolio maturity and its risk profile compared to those of the funds in its Lipper category and noted that the Fund had a shorter portfolio maturity with a lower risk profile than most of the funds in the category, which contributed to The Core Bond Fund's underperformance versus the Lipper averages. The Board also took into consideration the Advisor's adherence to the relevant Fund's investment objective and acceptable risk and client investment parameters. In addition, the Trustees reviewed the performance of The Federal Money Fund, noting that it had outperformed the Lipper U.S. Government Money Market Fund Index for several relevant periods and that the Fund's total return for various short-term periods (one year and less) were near the averages for funds in its Lipper category.

      The Trustees discussed each Fund's advisory fee and expense ratio, noting the fee waiver and expense reimbursement arrangements contractually undertaken by the Advisor since the inception of the Funds. The Board was advised by representatives of the Advisor that the Advisor intended to continue waiving a portion of its fees, at least for the contract period. The Board compared each Fund's advisory fee (contractual and actual after waiver of a portion of the contractual fee rate) and total expense ratio (before and after waiver) to those of

                               LEGACY FUNDS GROUP

                                 APRIL 30, 2005
                                   (UNAUDITED)

      a comparable group of unaffiliated funds in the relevant Fund's Lipper category. The Board noted that, although the contractual advisory fee rates payable by The Multi-Cap Core Equity Fund and The Core Bond Fund were higher than the averages of the advisory fees paid by the relevant comparison funds, the actual rate of advisory fees paid by the Funds, after giving effect to the Advisor's waiver of a portion of its fees, was lower than the average rate paid by the relevant comparison funds. The total expense ratios for The Multi-Cap Core Equity Fund and The Core Bond Fund were below the averages for the comparable funds for Class A Shares after fee waivers, and were near the averages for the comparable funds for Trust Shares after fee waivers. With respect to The Federal Money Fund, the contractual rate of the advisory fee was lower than that for the comparison funds and the total expense ratio was below the average for the comparison funds for each Class after fee waivers. There were no other mutual funds or separate accounts with similar investment objectives, policies and strategies as the Funds that were managed by the Advisor.

      ANALYSIS OF PROFITABILITY AND ECONOMIES OF SCALE

      The Advisor provided the Trustees with information concerning the costs to and profits realized by the Advisor and its affiliates from the relationship with each Fund resulting from the Investment Advisory Agreement. The Board reviewed the dollar amount of expenses allocated and profit received by the Advisor and the method used to determine such expenses and profit with respect to each Fund. The Board further reviewed the Advisor's use of research services received from broker-dealers that execute transactions on behalf of The Multi-Cap Core Equity Fund and The Core Bond Fund and concluded that while such research services may benefit the Advisor, such Funds were the primary beneficiaries of these services. The Advisor's representatives stated that neither the Advisor nor its affiliates receive any significant indirect benefits from managing the Funds. The Board also received profitability information from Munder, but acknowledged its limitations given Munder's corporate structure as part of Comerica Bank and the fact that Munder is compensated for its sub-advisory services to The Federal Money Fund by the Advisor. Representatives of Munder stated that there were no discernible indirect benefits to Munder as a result of its relationship as sub-investment adviser to The Federal Money Fund. The Board noted that the profitability percentages for managing the Funds' portfolios were within the ranges determined by applicable court cases to be reasonable given the Funds' overall performance and the nature, extent and qualify of the services provided to the Funds. The Board also evaluated the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund investors. It was noted that a discussion of economies of scale is predicated on increasing assets and that, if a Fund's assets are not increasing (as is currently the case with each Fund), the possibility that the Advisor may have realized any economies of scale would be less. The Board also considered the fee waivers by the Advisor during these discussions and their effect on profitability.

      CONCLUSIONS

      At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to continuation of the Advisory Agreements. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

      - The Board concluded that the nature, extent and quality of the services provided by the Advisor and Munder are adequate and appropriate.

      - The Board was satisfied with each Fund's overall performance. The Trustees were satisfied with the Advisor's efforts to improve performance and monitor and resolve short-term performance issues.

      - The Board concluded that the fee paid by each Fund to the Advisor was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Advisor from the relationship with the Funds. The Board noted the fee waivers and expense reimbursement arrangements undertaken by the Advisor.

      - The Board determined that there were not at this time economies of scale to be realized by the Advisor in managing the Funds' assets and that, to the extent that material economies of scale had not been shared with the Fund, the Board would seek to do so.

      The Independent Trustees considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that approval of the Advisory Agreements was in the best interests of each, as applicable, Fund and its shareholders.

                               LEGACY FUNDS GROUP

                                 APRIL 30, 2005
                                   (UNAUDITED)

      As a shareholder of the Legacy Funds Group, you incur two types of costs:
      (1) transaction costs, including sales charges (loads) on purchases of Class A Shares; and (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees on Class A Shares; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Legacy Funds Group and to compare these costs with the ongoing costs of investing in other mutual funds.

      The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2004 through April 30, 2005.

      ACTUAL EXPENSES

      The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                                                       EXPENSE
                                                                            EXPENSE     RATIO
                                                  BEGINNING     ENDING    PAID DURING   DURING
                                                   ACCOUNT      ACCOUNT     PERIOD*    PERIOD**
                                                    VALUE        VALUE      11/1/04-   11/1/04 -
                                                   11/1/04      4/30/05     4/30/05    4/30/05
                                                  ---------    ---------  -----------  ---------
The Core Bond Fund                   Class A      $1,000.00    $  997.60  $      5.10     1.03%
                                     Trust Class   1,000.00       998.80         3.87     0.78%
The Multi-Cap Core Equity Fund       Class A       1,000.00     1,020.30         6.26     1.25%
                                     Trust Class   1,000.00     1,021.60         5.01     1.00%
The Federal Money Fund               Class A       1,000.00     1,007.90         3.63     0.73%
                                     Trust Class   1,000.00     1,009.20         2.39     0.48%

      HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                       EXPENSE
                                                                            EXPENSE     RATIO
                                                  BEGINNING     ENDING    PAID DURING   DURING
                                                   ACCOUNT      ACCOUNT     PERIOD*    PERIOD**
                                                    VALUE        VALUE      11/1/04-   11/1/04 -
                                                   11/1/04      4/30/05     4/30/05    4/30/05
                                                  ---------    ---------  -----------  ---------
The Core Bond Fund                   Class A      $1,000.00    $1,019.69  $      5.16    1.03%
                                     Trust Class   1,000.00     1,020.93         3.91    0.78%
The Multi-Cap Core Equity Fund       Class A       1,000.00     1,018.60         6.26    1.25%
                                     Trust Class   1,000.00     1,019.84         5.01    1.00%
The Federal Money Fund               Class A       1,000.00     1,021.17         3.66    0.73%
                                     Trust Class   1,000.00     1,022.41         2.41    0.48%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the fiscal year.

** Annualized.

                               LEGACY FUNDS GROUP

                              TRUSTEES AND OFFICERS
                                 APRIL 30, 2005
                                   (UNAUDITED)

The Trust's Board of Trustees is responsible for the overall management of the Funds, including general supervision and review of its investment activities. The Trustees and executive officers of the Trust, and their principal occupations during the past five years, are listed below. The Trustees who are deemed to be an "interested person" of the Trust for purposes of the 1940 Act are marked with an asterisk "*".

                            POSITION(S)       TERM OF OFFICE;                                                   NUMBER OF
                             HELD WITH        TERM SERVED IN             PRINCIPAL OCCUPATION                PORTFOLIOS IN FUND
  NAME, ADDRESS AND AGE      THE TRUST            OFFICE                  DURING PAST 5 YEARS                 COMPLEX OVERSEEN
------------------------   --------------   -------------------   -----------------------------------------  ------------------
Walter B. Grimm*           Chairman,        Indefinite;           From June 1992 to present, employee of              3
3435 Stelzer Road          President and    Since: January 2002   BISYS Fund Services Ohio.
Columbus, OH 43219         Trustee
Age 59

Mark W. Immelt*            Trustee          Indefinite;           From March 2001 to present, Chairman,               3
300 High Street                             Since: January 2002   President and CEO of First Financial
Hamilton, OH 45011                                                Capital Advisors LLC; from May 2005 to
Age 58                                                            present, President of Wealthmanagement
                                                                  at First Financial Bank, N.A.; from
                                                                  December 1999 to May 2005, President
                                                                  and CEO of First Financial Bank, N.A.;
                                                                  from December 1996 to May 2005,
                                                                  Senior Vice President of First Financial
                                                                  Bancorp; from December 1996 to
                                                                  December 1999, Senior Vice President,
                                                                  First Financial Bank, N.A.

William E. Karnatz, Sr.    Trustee          Indefinite;           From 1995 to present, Attorney at Law.              3
c/o Legacy Funds Group                      Since: January 2002
3435 Stelzer Road
Columbus, OH 43219
Age 67

James A. Kingsbury         Trustee          Indefinite;           From March 2004 to present, Executive               3
234 Goodman Street                          Since: January 2002   Director of University Hospital,
Cincinnati, OH 45219                                              Cincinnati; from 1998 to present, Senior
Age 60                                                            Vice President of Health Care Alliance of
                                                                  Greater Cincinnati; from April 1987 to
                                                                  March 2004, President and CEO of Fort
                                                                  Hamilton Healthcare Corp.

James W. Schultz           Trustee          Indefinite;           Retired; 1970 to 1998-Work Experience               3
3121 Club Drive, #116                       Since: January 2002   Coordinator and Department Chair,
Port Charlotte, FL 33953                                          Economics and Business Education, of
Age 62                                                            Marion, Ohio Board of Education.

Jennifer J. Hankins        Vice President   Indefinite;           From September 1988 to present,                     3
3435 Stelzer Road                           Since: January 2002   employee of BISYS Ohio.
Columbus, OH 43219
Age 38

Marc L. Parsons            Secretary        Indefinite;           From June 2004 to present, employee                 3
100 Summer Street,                          Since: August 2004    of BISYS Fund Services; from January
Suite 1500                                                        2000 to June 2004, employee of MetLife
Boston, MA 02110                                                  Advisers, LLC; from December 1997 to
Age 35                                                            January 2000, employee of State Street
                                                                  Bank and Trust Company.

Alaina V. Metz             Assistant        Indefinite;           From June 1995 to present, employee of              3
3435 Stelzer Road          Secretary        Since: January 2002   BISYS Fund Services.
Columbus, OH 43219
Age 36

Trent M. Statczar          Treasurer        Indefinite;           From June 1993 to present, employee of              3
3435 Stelzer Road                           Since: August 2003    BISYS Ohio.
Columbus, OH 43219
Age 33

George Stevens             Chief            Indefinite;           From September 1996 to present,                     3
3435 Stelzer Road          Compliance       Since: October 2004   employee of BISYS Fund Services
Columbus, OH 43219         Officer
Age 54

The Funds' Statement of Additional Information includes information about the Trust's Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-888-494-8510.

ANNUAL REPORT
APRIL 30, 2005

INVESTMENT ADVISOR                           LEGAL COUNSEL
FIRST FINANCIAL CAPITAL ADVISORS LLC         STROOCK & STROOCK & LAVAN LLP
300 HIGH STREET                              180 MAIDEN LANE
HAMILTON, OH 45012                           NEW YORK, NY 10038

ADMINISTRATOR AND DISTRIBUTOR                INDEPENDENT REGISTERED PUBLIC
BISYS FUND SERVICES, L.P.                    ACCOUNTING FIRM
3435 STELZER RD.                             ERNST & YOUNG LLP
COLUMBUS, OH 43219                           41 SOUTH HIGH STREET, SUITE 1100
                                             COLUMBUS, OH 43215

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, First Financial Bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Funds involve risk, including possible loss of principle. Past performance is not indicative of future results.

This report is for the information of the shareholders of the Legacy Funds Group. Its use in connection with any offering of the Fund shares is authorized only in case of a concurrent or prior delivery of the Fund current prospectus.

                    [FIRST FINANCIAL CAPITAL ADVISORS LOGO]

                      300 HIGH STREET - HAMILTON, OH 45011
                            TOLL FREE (866) 295-4964

                            [LEGACY FUNDS GROUP LOGO]

                                 (888) 494-8510

ITEM 2. CODE OF ETHICS.

      Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

      THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS AN EXHIBIT.

      The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

      If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

      DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (b) OF THIS ITEM 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

         (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                (i) Has at least one audit committee financial expert serving on its audit committee; or

                (ii) Does not have an audit committee financial expert serving on its audit committee.

            (2) If the registrant provides the disclosure required by paragraph
            (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

            (3) If the registrant provides the disclosure required by paragraph
            (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IS JAMES KINGSBURY, WHO IS "INDEPENDENT" FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2004     $38,500
2005     $40,000

         (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2004     $ 9,800
2005     $10,000

      (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2004     $5,500
2005     $6,000

      (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2004     $0
2005     $0

      (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      All external accountant fees are approved by the audit committee regardless of amount.

          (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2004     100%
2005     100%

      (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

2004     0%
2005     0%

      (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

2004     $5,500
2005     $6,000

      (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      All non-audit fees were pre-approved.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

      (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

NOT APPLICABLE.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (i) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (ii) RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

      (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

      (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

      (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). CERTIFICATIONS PURSUANT TO RULE 30a-2(a) ARE ATTACHED HERETO.

      (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE.

      (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. CERTIFICATIONS PURSUANT TO RULE 30a-2(b) ARE FURNISHED HEREWITH.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Legacy Funds Group

By (Signature and Title)*  /s/ Trent M. Statczar    Trent M. Statczar, Treasurer
                           ------------------------

Date July 11, 2005

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Trent M. Statczar     Trent M. Statczar, Treasurer
                          ------------------------

Date July 11, 2005

By (Signature and Title)* /s/ Walter B. Grimm         Walter B. Grimm, President
                          --------------------------

Date July 11 2005

* Print the name and title of each signing officer under his or her signature.